Exhibit 21.1

List of Direct and Indirect Subsidiaries of Nelnet, Inc. as of December 31, 2025

	Name	Organized in	Relationship to Nelnet Inc.	Percentage Ownership
1	1867 - C2, LLC	Nebraska	Indirect	100.00
2	1867 - C2-NY, LLC	Nebraska	Indirect	100.00
3	1867 - CC23, LLC	Nebraska	Indirect	100.00
4	1867 - GRNE23, LLC	Nebraska	Indirect	100.00
5	1867 - GS20, LLC	Nebraska	Indirect	100.00
6	1867 - KingNet24, LLC	Nebraska	Indirect	100.00
7	1867 - NelRock25, LLC	Delaware	Indirect	100.00
8	1867 - NelShare23, LLC	Delaware	Indirect	100.00
9	1867 - NelStar24, LLC	Delaware	Indirect	100.00
10	1867 - NetBlack I, LLC	Nebraska	Indirect	100.00
11	1867 - NUG21, LLC	Nebraska	Indirect	100.00
12	1867 - RP20, LLC	Nebraska	Indirect	100.00
13	1867 - RP23, LLC	Nebraska	Indirect	100.00
14	1867 - SeaNet23, LLC	Delaware	Indirect	100.00
15	1867 - SeaNet24, LLC	Nebraska	Indirect	100.00
16	1867 - SOL21, LLC	Nebraska	Indirect	100.00
17	1867 - SOL22 LLC	Nebraska	Indirect	100.00
18	1867 - SR, LLC	Nebraska	Indirect	100.00
19	1867 - SRiver24, LLC	Delaware	Indirect	100.00
20	1867 Capital-1, LLC	Nebraska	Indirect	100.00
21	2024-3AL Loan Transferor, LLC	Delaware	Indirect	100.00
22	ACM F Acquisition, LLC	Nebraska	Indirect	100.00
23	Braxton School of Puerto Rico, Inc.	Pennsylvania	Indirect	100.00
24	CampusGuard Pty Ltd	Australia	Indirect	100.00
25	CampusGuard, LLC	Nebraska	Indirect	100.00
26	Community Development Opportunity Fund I, LLC	Nebraska	Direct	100.00
27	Community Development Opportunity Fund III, LLC	Nebraska	Indirect	100.00
28	Community Development Opportunity Fund IV, LLC	Nebraska	Indirect	100.00
29	Community Development Opportunity Fund V, LLC	Nebraska	Direct	100.00
30	Community Development Opportunity Fund VI, LLC	Nebraska	Indirect	100.00
31	Community Development Opportunity Fund VII, LLC	Nebraska	Indirect	100.00
32	Community Development Opportunity Fund VIII, LLC	Nebraska	Indirect	100.00
33	Education Funding Capital I, LLC	Delaware	Indirect	100.00
34	EF Investment, LLC	Nebraska	Indirect	100.00
35	EFS Finance Co., LLC	Nebraska	Indirect	100.00
36	ENRG Farms Building 01, LLC	Nebraska	Indirect	100.00
37	ENRG-Nelnet, LLC	Nebraska	Indirect	100.00
38	FACTS Education Corporation	Nebraska	Indirect	100.00
39	FACTS Education Solutions, LLC	Arizona	Indirect	100.00
40	FACTS Management AUS Pty Ltd	Australia	Indirect	100.00
41	First National Life Insurance Company of the USA, Inc.	Nebraska	Indirect	100.00
42	FM Systems LLC	Delaware	Indirect	100.00

43	GRNE Solarfield 05, LLC	Illinois	Indirect	100.00
44	GRNE Solarfield 06, LLC	Illinois	Indirect	100.00
45	GRNE Solarfield 07, LLC	Illinois	Indirect	100.00
46	GRNE Solarfield 09, LLC	Illinois	Indirect	100.00
47	GRNE Solarfield 11, LLC	Illinois	Indirect	100.00
48	GRNE-Nelnet Holdco 2023, LLC	Nebraska	Indirect	100.00
49	GSD, LLC	Nebraska	Indirect	100.00
50	HigherSchool Publishing Company	Illinois	Indirect	100.00
51	MFT 2025-1 Loan Transferor, LLC	Delaware	Indirect	100.00
52	Municipal Tax Investment, LLC	Nebraska	Direct	100.00
53	Municipal Tax Property, LLC	Nebraska	Indirect	100.00
54	National Education Loan Network, Inc.	Nebraska	Direct	100.00
55	NDS EU Services Company S.R.L.	Romania	Indirect	100.00
56	Nelnet Academic Services, LLC	Nebraska	Direct	100.00
57	Nelnet Accident Captive Insurance, LLC	Utah	Indirect	100.00
58	Nelnet Bank, Inc	Utah	Direct	100.00
59	Nelnet Business Solutions, Inc.	Nebraska	Indirect	100.00
60	Nelnet Canada, Inc.	Ontario	Indirect	100.00
61	Nelnet Capital Strategies, Inc.	Wisconsin	Direct	100.00
62	Nelnet Captive Insurance Company LLC	Utah	Indirect	100.00
63	Nelnet Core Assurance LLC	Utah	Indirect	100.00
64	Nelnet Devco, LLC	Nebraska	Indirect	100.00
65	Nelnet Diversified Solutions, LLC	Nebraska	Direct	100.00
66	Nelnet Education Loan Funding, Inc.	Nebraska	Indirect	100.00
67	Nelnet FFELP Student Loan Warehouse-I, LLC	Delaware	Indirect	100.00
68	Nelnet FFELP Student Loan Warehouse-III, LLC	Delaware	Indirect	100.00
69	Nelnet Finance Corp.	Nebraska	Indirect	100.00
70	Nelnet Fund Management, LLC	Nebraska	Direct	100.00
71	Nelnet Government Services, LLC	Nebraska	Indirect	100.00
72	Nelnet Harmony Captive Insurance, LLC	Utah	Indirect	100.00
73	Nelnet Insurance Services, LLC	Nebraska	Indirect	100.00
74	Nelnet International Pty Ltd	Australia	Indirect	100.00
75	Nelnet Loan Acquisition Corporation	Nebraska	Indirect	100.00
76	Nelnet Management Corporation -1	Nevada	Indirect	100.00
77	Nelnet Payment Services, LLC	Nebraska	Indirect	100.00
78	Nelnet Philippines, Inc.	Philippines	Indirect	100.00
79	Nelnet Private Education Loan Funding, LLC	Delaware	Indirect	100.00
80	Nelnet Private Student Loan Financing Corporation	Nebraska	Indirect	100.00
81	Nelnet Private Student Loan Warehouse-2, LLC	Delaware	Indirect	100.00
82	Nelnet Private Student Loan Warehouse-I, LLC	Delaware	Indirect	100.00
83	Nelnet Real Estate Ventures, LLC	Nebraska	Indirect	100.00
84	Nelnet Reserve, LLC	Nebraska	Indirect	100.00
85	Nelnet Servicing, LLC	Nebraska	Indirect	100.00
86	Nelnet Solar Holdings, LLC	Nebraska	Indirect	100.00
87	Nelnet Solar, LLC	Nebraska	Direct	100.00
88	Nelnet Student Loan Depositor, LLC	Nebraska	Indirect	100.00
89	Nelnet Student Loan Funding II Management Corporation	Nebraska	Indirect	100.00

90	Nelnet Student Loan Funding II, LLC	Delaware	Indirect	100.00
91	Nelnet Student Loan Funding III, LLC	Delaware	Indirect	100.00
92	Nelnet Student Loan Funding Management Corporation	Nevada	Indirect	100.00
93	Nelnet Student Loan Funding, LLC	Delaware	Indirect	100.00
94	Nelnet UK Captive Insurance Company, LLC	Utah	Indirect	100.00
95	Nelnet UK Limited	Cardiff	Indirect	100.00
96	Nelnet UNL Alliance, LLC	Nebraska	Direct	100.00
97	NGWeb Solutions, LLC	Nebraska	Indirect	100.00
98	NHELP – II, LLC	Delaware	Indirect	100.00
99	NHELP – III, LLC	Delaware	Indirect	100.00
100	NN Legacy Build, LLC	Nebraska	Indirect	100.00
101	NNI-KLAR Holdings, LLC	Delaware	Indirect	100.00
102	NNI-SBNA JV Manager, LLC	Nebraska	Indirect	100.00
103	NNI-SP Holdings I, LLC	Delaware	Indirect	100.00
104	NNI-SQ Holdings I, LLC	Nebraska	Indirect	100.00
105	NRE, LLC	Nebraska	Direct	100.00
106	Residential Solar Holdings, LLC	Nebraska	Indirect	100.00
107	SF MPU WI, LLC	Wisconsin	Indirect	100.00
108	Tenant Liability Insurance Company, LLC	Utah	Indirect	100.00
109	Wachovia Education Loan Funding LLC	Delaware	Indirect	100.00
110	1867 - SeaNet25, LLC	Nebraska	Indirect	94.00
111	Whitetail Rock Capital Management, LLC	Nebraska	Indirect	90.00
112	Whitetail Rock Fund Management, LLC	Nebraska	Indirect	90.00
113	Excellence 23, LLC	Nebraska	Indirect	88.00
114	1867 - NelShare24, LLC	Delaware	Indirect	79.00
115	Community Development Opportunity Fund II, LLC	Nebraska	Indirect	78.11
116	2024-3AL MOA, LLC	Delaware	Indirect	75.64
117	1867 - Nel KSI III B, LLC	Nebraska	Indirect	75.00
118	1867 - NetBC I, LLC	Nebraska	Indirect	63.00
119	1867 - SRiver23, LLC	Delaware	Indirect	62.00
120	1867 - NelRock24, LLC	Delaware	Indirect	47.00
121	1867 - Kear21, LLC	Nebraska	Indirect	46.00
122	Alerion Nelnet Renewable Energy Fund LLC	Delaware	Indirect	39.00
123	1867 - REV22, LLC	Nebraska	Indirect	37.00
124	1867 - GS24CO, LLC	Nebraska	Indirect	31.00
125	1867 - NELKSI21, LLC	Nebraska	Indirect	27.00
126	1867 - CC22, LLC	Nebraska	Indirect	21.00
127	1867 - GS21, LLC	Nebraska	Indirect	19.00
128	1867 - NelSun21, LLC	Nebraska	Indirect	19.00
129	1867 - GS23CO, LLC	Nebraska	Indirect	14.00
130	1867 - SSI21, LLC	Nebraska	Indirect	12.62
131	1867 - GS20A, LLC	Nebraska	Indirect	11.00
132	1867 - ActNet25, LLC	Nebraska	Indirect	10.00
133	1867 - CC24, LLC	Nebraska	Indirect	10.00
134	1867 - GS22CA, LLC	Delaware	Indirect	10.00
135	1867 - NetBlack II, LLC	Nebraska	Indirect	10.00
136	1867 - Nexcel22, LLC	Delaware	Indirect	10.00

137	1867 - REV23, LLC	Nebraska	Indirect	10.00
138	1867 - RP Fund 8, LLC	Delaware	Indirect	10.00
139	1867 - RP21, LLC	Nebraska	Indirect	10.00
140	1867 - SOL21A, LLC	Nebraska	Indirect	10.00
141	1867 - SOL23 LLC	Nebraska	Indirect	10.00
142	1867 - SSI22, LLC	Nebraska	Indirect	10.00
143	1867 - SSI22A, LLC	Delaware	Indirect	10.00
144	1867 - SSI23, LLC	Delaware	Indirect	10.00
145	Filecoin NNI Renewable Energy Fund, LLC	Delaware	Indirect	10.00
146	IBKR NNI Renewable Energy Fund, LLC	Delaware	Indirect	10.00
147	NNI IBGH Renewable Energy Fund-2	Delaware	Indirect	10.00
148	Ripple Nelnet Renewable Energy Fund, LLC	Delaware	Indirect	10.00
149	1867 - NelShare24A, LLC	Delaware	Indirect	7.00
150	GRNE Solarfield 04, LLC	Illinois	Indirect	4.00
151	Carbonvert NNI Renewable Energy Fund, LLC	Nebraska	Indirect	3.00

Note: This list does not include Nelnet Student Loan Trusts utilized in asset backed security financings.